UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

GROOVY COMPANY, INC. (Exact name of registrant as specified in its charter)

WYOMING	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Daniel Rd East

Fairfield, NJ 07004

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (404) 734-3277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON	GROO	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 25, 2025, GROOVY COMPANY aka Santo Mining Corp., (“GROOVY” and/or the “Company”) appointed:

•Berj Abajian - CEO-Vice Chairman- “Voting Member” - 20%

•Patrick Mokros - COO-Secretary “Voting Member” - 20%

•Frank Yglesias - CTO-Chairman “Voting Member” - 20%.

ITEM 7.01REGULATION FD DISCLOSURE.

On September 26, 2025, GROOVY announced the new directors of the Company. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 29, 2025, GROOVY announced the new OTCM Protocol Introduces Security Meme Tokens. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On October 1, 2025, GROOVY announced the OTCM Protocol Files Trademark for Revolutionary “Howey Shield”. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 7.01, including Exhibit 1 hereto, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS.

On September 25, 2025, the Company moved its headquarters to 12 Daniel Rd East Fairfield, NJ 07004.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
99.1	Press release dated September 26, 2025.
99.2	Press release dated September 29, 2025.
99.3	Press release dated October 1, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2025	GROOVY COMPANY, INC.

By: /s/ Berge Abajian
Berge Abajian, CEO